UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




            Date of Report (Date of earliest reported) August 1, 2002


                            MidAmerican Funding, LLC
             (Exact name of registrant as specified in its charter)


              Iowa                        333-90553               47-0819200
              ----                        ---------               ----------
(State or other jurisdiction             (Commission            (IRS Employer
    of incorporation)                    File Number)        Identification No.)


666 Grand Avenue, Des Moines, Iowa                                 50309
----------------------------------                                 -----
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (515) 242-4300


                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5.       OTHER EVENTS AND REGULATION FD DISCLOSURE.

On July 31, 2002, MidAmerican Energy Company, an indirect subsidiary of MidAmerican Funding, LLC, announced that it had entered into an agreement to resolve all disputes with the Nebraska Public Power District concerning Cooper Nuclear Station. The agreement concludes all pending litigation between the parties, which dated back to 1997. A copy of the press release announcing the settlement is included as an exhibit hereto.


ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 - Press Release dated July 31, 2002


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MIDAMERICAN FUNDING, LLC



                                     /s/  Paul J. Leighton
                                     -----------------------------------------
                                     Paul J. Leighton
                                     Vice President and Secretary


Date:  August 1, 2002



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                                                  EXHIBITS INDEX

         Exhibit
         Number            Exhibit

          99.1             Press Release dated July 31, 2002

                                                                   Exhibit 99.1


     NPPD and MidAmerican Energy Settle Disputes Over Cooper Nuclear Station

         Columbus, Neb. - July 31, 2002 - The Nebraska Public Power District and MidAmerican Energy Company today jointly announced they have entered into an agreement to resolve all of their disputes concerning Cooper Nuclear Station. The agreement, approved by the NPPD Board of Directors at a special Board meeting, concludes all pending litigation, which dated back to 1997.

         The litigation concerned each party's risks and obligations with respect to the Cooper Nuclear Station. Under the settlement, MidAmerican will continue to buy power from Cooper Nuclear Station through Dec. 31, 2004.

         "We are pleased with this settlement," said Bill Mayben, NPPD chief executive officer. "It allows NPPD to concentrate its resources on planning for Cooper's future without the cloud of uncertainty caused by the litigation."

         "We believe it is a significant accomplishment that our differences with NPPD have been resolved," said Greg Abel, MidAmerican chief executive officer. "The settlement agreement will bring a fair and orderly conclusion in 2004 to our involvement in Cooper in a manner that simplifies the nature of our obligations and better manages MidAmerican's risk."

         MidAmerican Energy Company, Iowa's largest energy company, provides electric service to 673,000 customers and natural gas service to 652,000 customers in Iowa, Illinois, Nebraska and South Dakota. It is headquartered in Des Moines, Iowa. For more information regarding MidAmerican, contact Kevin Waetke, (515) 281-2785.

         Always there when you need us, NPPD's mission is to safely provide Nebraska with low-cost and reliable power through the generation, transmission and distribution of electric power. Working in partnership with the state's rural public power districts, cooperatives and municipalities, NPPD helps serve an estimated 800,000 Nebraskans with retail or wholesale electric power and energy-related products and services. For more information regarding NPPD, contact Marcia Cady, (402) 563-5542.